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                        EXECUTIVE EMPLOYMENT AGREEMENT
                        ------------------------------


      This Executive Employment Agreement (the "Agreement") is made as of this 5th day of August, 1996, by and among NEW SOUTH FINANCIAL SERVICES, INC. a
                                      ----------------------------------
Georgia corporation (the "Company"), and ROBERT W. AIKEN (the "Executive").
                                         ---------------

                                   AGREEMENT
                                   ---------

      The parties wish to set forth the terms of the Executive's employment by the Company. Therefore, in consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties agree as follows:

      1.    Term of Employment.
            -------------------

            1.1  Employment.  The Company hereby employs the Executive and
                 -----------
the Executive hereby accepts employment by Company on the terms and conditions provided for herein.

            1.2 Unless extended by mutual agreement of the parties, the employment term shall be three (3) years from the date of this Agreement.

      2.    Duties of Executive.  For the duration of the term of employment,
            --------------------
except as otherwise provided for in this Agreement, the Executive shall have the duties set forth in this Section 2.

            2.1  General Duties.  The Executive will serve as President and
                 ---------------
Chief Executive Officer of the Company and in such other capacities as the Company may from time to time designate

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with any affiliate of the Company.

          2.2  Devotion of Entire Time to Company Business.  The Executive
               --------------------------------------------
shall devote his entire productive time, ability and attention during normal business hours to the business of the Company.

      3.  Compensation and Benefits.  For the duration of the term of
          --------------------------
employment, the Company shall provide the Executive with the compensation and other benefits set forth in this Section 3.

          3.1  Base Salary.  As compensation for his services hereunder,
               ------------
the Executive shall receive a base annual salary of $110,000, which shall be payable in accordance with the general payroll practices of the Company. The Executive's salary shall be reviewed annually by the Company.

          3.2  Special Compensation.  As a special additional compensation,
               ---------------------
the Executive shall receive a bonus of $20,000, which shall be payable on August 15, 1996.

          3.3  Stock Options.  The Company shall cause to be granted to the
               --------------
Executive options to purchase 12,500 shares of the common stock of First Liberty Financial Corp. ("FLFC") at the price determined in accordance with FLFC's stock option plan. The date of the grant shall be the date of the meeting of FLFC's Compensation and Benefits Committee at which the grant of options is approved (the Grant Date), and the options shall vest (i) as to 3,125 shares, on the Grant Date, (ii) as to 3,125 additional shares, on the first anniversary of the Grant Date, and (iii) as to 3,125 additional shares, on the second anniversary of the Grant Date, and (iv) as to 3,125 additional shares, on the third anniversary of the Grant Date.

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          3.4  Executive Benefit Programs.  The Executive shall be eligible
               ---------------------------
to participate in all applicable employee benefit, bonus, profit sharing, automobile allowance, and similar programs of the Company.

          3.5  Vacation.  The Executive shall be eligible for three (3)
               ---------
weeks of vacation in each full calendar year of employment, subject to the Company's vacation policy guidelines.

     4.0   Termination of Employment.
           --------------------------

           4.1  Termination for Cause.  The Executive shall have no right to
                ----------------------
receive compensation or other benefits set forth in this Agreement for any period after termination for cause. For the purposes of this Agreement, "cause" shall mean termination for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic or similar offenses) or final cease and desist order, or material breach by the Executive of any provision of this Agreement. The Executive shall have no further duties pursuant to Section 2 hereof following the effective date of termination hereunder.

           4.2  Termination for Reason Other Than Cause.  If the Executive's
                ----------------------------------------
employment is terminated for any reason other than for cause (except as provided in Section 4.3 hereof), the Executive shall receive severance compensation in accordance with then prevailing Company policy.

           4.3  Effect of Merger, Change of Control, Transfer or Assets or
                ----------------------------------------------------------
Dissolution.  In the event of any (a) merger or consolidation where the
------------
Company or FLFC or First Liberty Bank (the "Bank") is not the consolidated or surviving entity, (b) any acquisition of more than 24.9% of the stock of the Company or the Bank or FLFC by a third party, or (c) transfer of all or substantially all

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of the assets of the Company or FLFC or the Bank to a third party, then in such event the Executive may, in his sole and uncontrolled discretion, elect to treat this Agreement as having been terminated by the Company other than for cause, effective immediately, and the Executive shall be entitled to receive from the Company six (6) months salary at the then current rate in such event. Provided, however, that if the Executive is offered a position of comparable responsibility, salary, benefits and authority, and with reasonable assurances of continued employment, with the entity (or any subsidiary thereof) with which the Company or FLFC or the Bank is merged or consolidated or to which all or substantially all of their respective assets of the Company are transferred, then the Executive shall not be entitled to receive the payment provided for above. This provision for salary continuation in the event of "change of control" shall terminate after the Executive has been employed by the Company for three (3) years.

          4.4  OTS Regulatory Provisions.   Since the Company is an operating
               --------------------------
subsidiary of a federal savings bank, this Agreement and the rights of the Executive hereunder are subject to the provisions of 12 C.F.R. Section 563.39, the text of which is attached hereto and incorporated herein by reference.
The term association as used therein shall mean First Liberty Bank for purposes of this Agreement.

      5.  Miscellaneous.
          --------------

           5.1  Entire Agreement.  This Agreement supersedes any and all
                -----------------
other agreements between the parties hereto with respect to the employment of the Executive by the Company and contains all of the covenants and agreement between the parties with respect to such employment in any manner whatsoever. Each party to this Agreement acknowledges that no representations,

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inducements, promises, or agreements, orally or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein, and that no other agreement shall be valid or binding. Any modification of this Agreement will be effective only if it is in writing signed by the party to be charged.

          5.2  Partial Invalidity.  If any provision in this Agreement is
               -------------------
held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force without being impaired or invalidated in any way.

          5.3  Law Governing Agreement.  This Agreement shall be governed
               ------------------------
by and construed in accordance with the laws of the State of Georgia.

           5.4  Miscellaneous.  Failure or delay of either party to insist
                --------------
upon compliance with any provision hereof will not operate as and is not construed to be a waiver or amendment of the provisions or the right of the aggrieved party to insist upon compliance with such provision or to take remedial steps to recover damages or other relief for noncompliance. This Agreement shall be binding upon the successor to the business of the Company, but neither this Agreement nor any rights hereunder shall be assignable by the Executive.

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      IN WITNESS WHEREOF, the Executive has hereunto affixed his hand and seal, and the Company has caused this Agreement to be executed by its duly authorized officers and its corporate seal to be affixed thereto, as of the day and year first above written.

                                      NEW SOUTH FINANCIAL SERVICES, INC.



                                      BY:
                                         -------------------------------
                                         Robert F. Hatcher,
                                         Sole Director


                                      ATTEST:
                                             ---------------------------
                                             Secretary


                                             [CORPORATE SEAL]



                                     --------------------------- (SEAL)
                                     ROBERT W. AIKEN




















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